SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

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LANDEC CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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APPENDIX A

Landec Corporation

Audit Committee Charter

I.	Purpose

             The purpose of the Audit Committee established by this charter is to assist the Board of Directors (the “Board”) of Landec Corporation (the “Company”) in its oversight of Company affairs relating to (1) the quality and integrity of the Company’s financial statements, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, and (4) the Company’s compliance with legal and regulatory requirements. The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe.

II.	Charter Review

             The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company’s Annual Meeting of Shareholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to by the rules of the Securities and Exchange Commission (the “SEC”), this charter (as then constituted) shall be publicly filed.

III.	Membership

             The Audit Committee shall be comprised of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. The members of the Audit Committee shall meet the independence standards and have the financial expertise as required by the National Association of Securities Dealers, Inc. (“NASD”), the SEC and the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”).

IV.	Meetings

             The Audit Committee shall meet separately with the Chief Executive Officer and the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent accountants of the Company at least once quarterly, including upon the completion of the annual audit, outside the presence of management, and at such other times as it deems appropriate to review the independent accountants’ examination and management report.

             The Audit Committee shall have the authority and the funding to retain and compensate special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with members of, or consultants to, the Audit Committee.

V.	Responsibilities

             To fulfill its responsibilities and duties, the Audit Committee shall:

1.	Appoint the independent accountants for ratification by the shareholders and approve the compensation of and oversee the independent accountants.

2.	Review the plan for and the scope of the audit and related services at least annually.

3.	Confirm that the proposed audit engagement team for the independent public accountants complies with the applicable auditor rotation rules.

4.

Pre-approve all audit services and permitted non-audit services to be provided by the independent accountants as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To the extent permitted under applicable laws, rules and regulations, and the Company’s bylaws and Articles of Incorporation, the Audit Committee may delegate to one or more members of the Audit Committee the authority to grant pre-approvals of audit services and non-audit services provided such decisions are presented to the full Audit Committee at regularly scheduled meetings.

5.	Inquire of management of the Company and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

6.	Review with management any significant changes to GAAP, SEC and other accounting policies or standards that will impact or could impact the financial reports under review.

7.	Review with management and the independent accountants at the completion of the annual audit:

a.	The Company's annual financial statements and related footnotes;

b.	The independent accountants' audit of the financial statements;

c.	Any significant changes required in the independent accountants' audit plan;

d.	Any serious difficulties or disputes with management encountered during the course of the audit; and

e.	Other matters related to the conduct of the audit which are to be communicated to the Audit Committee under generally accepted auditing standards.

8.	Ensure the receipt of, and review, a report from the independent accountants required by Section 10A of the Exchange Act.

9.

Ensure the receipt of, and review, a written statement from the Company’s independent accountants delineating all relationships between the accountants and the Company, consistent with Independence Standards Board Standard 1.

10.	Review with the Company's independent accountants any disclosed relationship or service that may impact the objectivity and independence of the accountants.

11.	Take, or recommend that the Board take, appropriate action to oversee the independence of the outside accountants.

12.

Review with management and the independent accountants at least annually the Company’s application of critical accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company’s provisions for future occurrences which may have a material impact on the financial statements of the Company.

13.

Consider and approve, if appropriate, significant changes to the Company’s accounting principles and financial disclosure practices as suggested by the independent accountants, and management. Review with the independent accountants and management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

14.

Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

15.

Oversee the adequacy of the Company’s system of internal accounting controls. Obtain from the independent accountants management letters or summaries on such internal accounting controls. Review any related significant findings and recommendations of the independent accountants together with management’s responses thereto.

16.

Oversee the effectiveness of the internal audit function and obtain from the officers that certify the Company’s financial reports an assessment of the internal controls, a report of any fraud in connection with the preparation of reports and any other reports required by applicable laws, rules or regulations.

17.	Oversee the Company's compliance with the Foreign Corrupt Practices Act.

18.	Oversee the Company's compliance with SEC requirements for disclosure of independent accountants' services and Audit Committee members and activities.

19.	Oversee the Company’s finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company’s assets.

20.	Review and approve all related party transactions other than compensation transactions.

21.	Review the periodic reports of the Company with management and the independent accountants prior to filing of the reports with the SEC.

22.	In connection with each periodic report of the Company, review:

a.	Management's disclosure to the Audit Committee under Section 302 of the Sarbanes-Oxley Act; and

b.	The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act.

23.

Periodically discuss with the independent accountants, without management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company’s accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company’s financial statements.

24.

Review and discuss with management the Company’s earnings press releases (including the use of “pro forma” or “adjusted” non-GAAP information) as well as financial information and earnings guidance provided to analysts.

25.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

26.	Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

             In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it or that are required by applicable laws, rules and regulations.

             Finally, the Audit Committee shall ensure that the Company’s independent accountants understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company’s stockholders and (ii) the Board’s and the Audit Committee’s ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (or to nominate the outside accountant to be proposed for stockholder approval in any proxy statement).

VI.	Reports

             The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company’s proxy statement for its Annual Meeting of Shareholders.

VII.	Limitations

             While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

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